(Exhibit 99)

                                                                 REVOCABLE PROXY

                               PACIFIC STATE BANK

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 9, 2002

      The undersigned holder of Common Stock, revoking any Proxy heretofore given, hereby constitutes and appoints Steven A. Rosso and Steven J. Kikuchi and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Pacific State Bank, a California banking corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Pacific State Bank, to be held Thursday, May 9, 2002, at the main office of the Bank, 6 South El Dorado Street, Stockton, California at 4:30 p.m. or at any adjournments thereof, upon the following items and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

      THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

         1.       To elect as Directors the nominees set forth below.

                  |_| FOR ALL nominees listed to the right (except as marked to
                      the contrary below).
                  |_| WITHHOLD AUTHORITY to vote for all nominees
                      listed to the right.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                      Michael L. Dalton            Yosh Mataga
                      Maxwell M. Freeman           Steven A. Rosso
                      Harold Hand                  Gary A. Stewart
                      Patricia Ann Hatton          Kathleen Verner
                      Steven J. Kikuchi            Philip B. Wallace

         2. 2. To approve a Plan of Reorganization and Merger Agreement, dated as of March 12, 2002 (the "Reorganization Agreement"), by and among the Bank, Bancorp and PSB Merger Corporation, a wholly-owned subsidiary of Bancorp (the "Subsidiary"), and all transactions contemplated thereby, including the merger of the Subsidiary with and into the Bank, pursuant to which the Bank will become the wholly-owned subsidiary of Bancorp.

                      | |  Yes              | |  No                | | Abstain


         3. In their discretion, to transact such other business as may properly come before the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.


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SHAREHOLDER(S)                                       No. of Common Shares

-----------------------------------             ----------------------------

-----------------------------------             ----------------------------

Date:                                      Please date and sign exactly as
     ------------------------------        your name(s) appears. When signing as
                                           attorney, executor, administrator,
                                           trustee, or guardian, please give
                                           full title. If more than one trustee,
                                           all should sign. All joint owners
                                           should sign. WHETHER OR NTO YOU PLAN
                                           TO ATTEND THIS MEETING, PLEASE SIGN
                                           AND RETURN THIS PROXY AS PROMPTLY AS
                                           POSSIBLE IN THE ENCLOSED POST-PAID
                                           ENVELOPE.

                                           I/we do | | or do not | | expect
                                           to attend this meeting.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


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